PENN SERIES FUNDS, INC.

Supplement dated July 21, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI, dated May 1, 2016, and should be read in conjunction with the Prospectus and SAI.

Small Cap Growth Fund

Effective as of July 1, 2016, Scott Stutzman joined Jonathan D. Coleman as co-portfolio manager of the Small Cap Growth Fund. As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Manager” in the Small Cap Growth Fund’s “Fund Summary” section is hereby replaced in its entirety by the following:

Portfolio Managers

Jonathan D. Coleman, CFA, Executive Vice President and Portfolio Manager at Janus Capital Management LLC, has served as a portfolio manager of the Fund since May 2013.

Scott Stutzman, CFA, Executive Vice President and Portfolio Manager at Janus Capital Management LLC, has served as a co-portfolio manager of the Fund since July 2016.

The third paragraph of the Janus Capital Management LLC section under “Management – Sub-Advisers” of the Prospectus is hereby replaced in its entirety by the following:

Jonathan D. Coleman, CFA, is an Executive Vice President at Janus and has served as the portfolio manager of the Small Cap Growth Fund since May 2013. Mr. Coleman is also Portfolio Manager of several Janus accounts. He joined Janus in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Scott Stutzman, CFA, is an Executive Vice President at Janus and has served as a co-portfolio manager of the Small Cap Growth Fund since July 2016. Mr. Stutzman is also Portfolio Manager of several Janus accounts and performs duties as a research analyst. He joined Janus in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation and has 14 years of financial industry experience.

In the SAI, under the section “General Information — Portfolio Managers — Janus Capital Management LLC,” each reference to the “portfolio manager” is hereby replaced by a reference to the “portfolio managers” as appropriate. Additionally, in the same section of the SAI, the portfolio manager ownership and other accounts managed information is hereby replaced in its entirety by the following:

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of June 30, 2016.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2016.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jonathan D. Coleman	5	$10,108	0	$0	5*	$502
Scott Stutzman	0	$0	0	$0	0	$0

*	Of these Other Accounts, one account with approximately $252.7 million in assets had a performance-based advisory fee.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies. The changes also will not affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8199    07/16